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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-76324, 2-88042, 2-94922, 33-2525, 33-21102,
33-41465 and 33-65395 on Form S-8 and Nos. 333-01187, 333-13659, 333-17905 and
333-29081 on Form S-3.

                                          ARTHUR ANDERSEN LLP

San Jose, California
October 30, 1997